                   FIRST AMENDMENT TO DEBENTURE PURCHASE AGREEMENT

          This First Amendment to Debenture Purchase Agreement ("Amendment") is made and entered into as of the first day of November, 1998, by and between ALTRIS SOFTWARE, INC. (the "Company"), a California corporation, and SIRROM CAPITAL CORPORATION d/b/a Tandem Capital (the "Purchaser"), a Tennessee corporation.

                                 W I T N E S S E T H:

          WHEREAS, the Purchaser and the Company have previously executed that Debenture Purchase Agreement dated June 27, 1997 (the "Purchase Agreement");

          WHEREAS, the Purchaser and the Company wish to amend the Purchase Agreement, which amendment has been required as a condition to the Purchaser's issuance of certain consents described in the Company's letter to the Purchaser dated September 15, 1998 and agreed to by the Purchaser on September 18, 1998;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1. The Purchase Agreement is hereby amended by inserting the following language after the phrase "commencing September 1, 1997," in the fifth line of Section 1.1 thereof:

          and payable monthly by automatic debit on the first day of each month commencing November 1, 1998,

          2. The Purchase Agreement remains in full effect, as amended hereby, subject to certain waivers issued by Lender on May 18, 1998 and on September 18, 1998.

          3. The Company warrants and represents that its execution, delivery and performance hereof and of all documents required herein have been duly authorized by all necessary corporate action and do not (i) violate or conflict with the Company's corporate charter or bylaws, (ii) violate any applicable law or regulation, (iii) violate any order, writ, judgment or decree by which the Company or any of its assets are bound, or (iv) violate, constitute a breach of, or occasion any rights or remedies under any other loan agreement, lease, indenture or other agreement by which the Company or any of its assets are bound.

          4. Concurrently with the execution of this Amendment, the Company shall deliver to the Purchaser the following executed documents:

          (a)   This Agreement.

          (b)   First Amendment to Subordinated Debenture.

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          (c)   Security Agreement and Financing Statements granting and
          perfecting a security interest in favor of the Purchaser, junior to the security interest of Merrill Lynch Business Financial Services, Inc.

          (d) Certified copy of resolutions of the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and all related documents.

          (e) Opinion letter issued by the Company's outside counsel, addressing such matters as the Purchaser may reasonably require.

          (f) Closing Statement evidencing the payment by the Company of all expenses incurred by the Purchaser in connection with this Amendment.

          (g) Automatic debit form to reflect the revised interest payment schedule provided for above.

          5. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.


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          Executed as of the date stated above.


                              ALTRIS SOFTWARE, INC.


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------


                              SIRROM CAPITAL CORPORATION
                              D/B/A TANDEM CAPITAL


                              By:
                                 -----------------------------------------------

                              Title:
                                    --------------------------------------------



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